SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 10, 2003
                                                         ----------------


                           NTL COMMUNICATIONS CORP.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
-------    ----------------------------------                            ----
           Exhibits

99.1       Certain Projections of NTL Communications Corp.


ITEM 9.    REGULATION FD DISCLOSURE.
-------    -------------------------

NTL Communications Corp. is filing as Exhibit 99.1 to this Form 8-K certain projections and explanatory materials.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL COMMUNICATIONS CORP.
                                      (Registrant)


                                      By:    /s/ Bret Richter
                                      ---------------------------------
                                      Name:  Bret Richter
                                      Title: Vice President,
                                               Corporate Finance and Development



Dated: January  10, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

 99.1    Certain Projections of NTL Communications Corp.


                                                                   Exhibit 99.1


                                     NEW NTL
                              ((pound)in millions)

Selected Financial Information

                         For the Quarter Ending
                         ------------------------------------------------------------------------
                              12/31/02E      3/31/03E      6/30/03E      9/30/03E      12/31/03E
                         ------------------------------------------------------------------------

Revenue                      (pound)532    (pound)539    (pound)545    (pound)550     (pound)559

EBITDA                       (pound)169    (pound)155    (pound)165    (pound)174     (pound)186

Capital Expenditures         (pound)141    (pound)103    (pound)104     (pound)96      (pound)97


                                        As of
                                        ---------------------------------------------------------
                                             3/31/03E      6/30/03E      9/30/03E      12/31/03E
                                        ---------------------------------------------------------

Cash and Cash Equivalents                  (pound)277    (pound)268    (pound)196     (pound)214

Long Term Debt                           (pound)4,095  (pound)4,094  (pound)4,093   (pound)4,092


                         For the Year Ended December 31,
                         --------------------------------------------------------------------------------------------------------
                             2002E             2003E             2004E             2005E             2006E             2007E
                         --------------    --------------    --------------    --------------    --------------    --------------

Revenue                   (pound)2,170      (pound)2,193      (pound)2,345      (pound)2,599      (pound)2,897      (pound)3,231

EBITDA                      (pound)658        (pound)680        (pound)801        (pound)943      (pound)1,113      (pound)1,264

Capital Expenditures        (pound)492        (pound)400        (pound)384        (pound)389        (pound)412        (pound)456


                         As of December 31,
                         --------------------------------------------------------------------------------------------------------
                             2002E             2003E             2004E             2005E             2006E             2007E
                         --------------    --------------    --------------    --------------    --------------    --------------

Cash and Cash Equivalents   (pound)381        (pound)214        (pound)171        (pound)244        (pound)381        (pound)568

Long Term Debt            (pound)4,096      (pound)4,092      (pound)4,088      (pound)4,034      (pound)3,888      (pound)3,673


                              FINANCIAL PROJECTIONS

         The attached Financial Projections were prepared on the basis of an assumed effective date for the joint reorganization plan of NTL Incorporated and certain subsidiaries (the "Joint Reorganization Plan") of December 31, 2002, in order to reflect the pro forma effect of the Joint Reorganization Plan on the Financial Projections. In addition, the Financial Projections are based on assumptions as of November 2002 related, in part, to the economic, competitive, and general business conditions prevailing at the time. While as of the date of this filing such economic, competitive and general business conditions have not materially changed, any future changes in these conditions may materially impact the ability of NTL Communications Corp. ("New NTL" or the "Company") to achieve the Financial Projections. The Financial Projections should be read in conjunction with the historical consolidated financial information (including the notes and schedules thereto) and the other information set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as well as the Company's Quarterly Reports on Form 10-Q for the quarterly periods ending March 31, 2002, June 30, 2002 and September 30, 2002.

         The Financial Projections include EBITDA, which the Company uses as a measure of its cash flow from operations. EBITDA is defined as earnings before interest, taxes, depreciation, amortization, corporate expenses, share of income (losses) from equity investments, foreign currency transaction gains (losses), and in 2002 and 2003 recapitalization items, asset impairment charges and restructuring charges. The Company considers EBITDA to be an important indicator of its operational strength and performance. EBITDA excludes the impact of costs and expenses that do not directly effect cash flows, or are not directly related to the performance of a single reportable segment. EBITDA should be considered in addition to, not as a substitute for, operating loss, net loss and other measures of financial performance reported in accordance with generally accepted accounting principles in the Company's historical consolidated financial information (including the notes and schedules thereto).

         The Financial Projections were not prepared with a view towards complying with the guidelines for prospective financial statements published by the American Institute of Certified Public Accountants. The Company's independent auditors, nor any other independent accountants or financial advisors, have neither compiled nor examined the accompanying prospective financial information to determine the reasonableness thereof and, accordingly, have not expressed an opinion or any other form of assurance with respect thereto.

         The Financial Projections set forth below, in the view of the Company's management, were prepared on a reasonable basis, reflecting the best available estimates and judgments, and present, to the best of management's knowledge and belief, the expected course of action and the expected future financial performance of the Company. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers are cautioned not to place undue reliance on the Financial Projections. These Financial Projections are being disseminated because they were shared with certain of the Company's current and proposed lenders during the Chapter 11 process (who have been bound by confidentiality agreements). Accordingly, the Company does not intend, and disclaims any obligation, to (a) furnish regularly updated projections, or (b) include such updated information in any documents that may be required to be filed with the SEC.

         In preparing the Financial Projections, the Company considered the various assumptions underlying the financial projections that were included in NTL Incorporated's Amended Disclosure Statement dated July 15, 2002 (the "Previous Financial Projections") and the Company's performance through November 2002. The Company therefore assumed that for the foreseeable future its growth would be tempered by a measured capital expenditure program and affected by a lower recurring revenue base at the end of 2002 than was anticipated at the time of the preparation of the Previous Financial Projections. As such, the attached financial projections are based on assumptions that result in lower capital expenditures, lower revenue growth and lower EBITDA levels than the Previous Financial Projections. In addition, the Financial Projections reflect the terms of the Company's various debt obligations, which have been finalized since the preparation of the Previous Financial Projections, as well as the effect of the assumed December 31, 2002 effective date of Joint Reorganization Plan. In this regard, the Company believes that the Financial Projections reflect not only the economic, competitive, and general business conditions prevailing at the time that they were prepared, but also portray the Company's anticipated financial flexibility that results from the Financial Projections.

         In its quarterly report filed under Form 10-Q for the period ending September 30, 2002, the Company described the following:

     "Ongoing reviews of certain balance sheet accounts have indicated that there may be provisions that may no longer be necessary in light of the resolution of the issues and other liabilities that such provisions sought to address. The process of making this determination is expected to be completed in the fourth quarter of 2002, and could result in at least an approximate (pound)30 million increase in EBITDA for the twelve months ending December 31, 2002.

     "The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates, assumptions and judgements that have an impact on the assets, liabilities, revenue and expense amounts reported, as well as disclosures about contingencies, risk and financial condition. New NTL's determination of the amount of labor and overhead to capitalize in connection with the design and installation of fixed assets, and its recording of provisions for liabilities, requires the use of such estimates, assumptions and judgements.

     "As a result of capital constraints imposed on its business, New NTL has been engaged in a process of reducing its expenditure in a variety of areas, including those related to expanding its customer base, and those related to service arrangements with third parties that provide capital improvements as part of their services. These measures, as well as the significant restructuring of New NTL's business in 2002 in terms of headcount reduction and departmental reorganization, have caused New NTL to reassess whether for some 2002 expenditures, assumptions and estimates relating to the allocation of those costs between capital and operating expense need to be revised. This study is not sufficiently complete to book any changes, but is expected to be completed in the fourth quarter of 2002, and could result in up to an approximate (pound)45 million increase in expense (and the resulting equivalent reduction in EBITDA and fixed assets) for the twelve months ending December 31, 2002."

         The 2002 figures that comprise a part of the attached Financial Projections, are presented prior to making any of the anticipated adjustments that result from the reviews described above. However, the Company believes that the Financial Projections for the years 2003-2007 reflect the anticipated effect of the revised assumptions and estimates through an increase in annual operating expense and an equivalent decrease to capital expenditures.

         In its quarterly reports filed under Form 10-Q for the period ending September 30, 2002 for its subsidiaries NTL (Triangle) LLC ("Triangle") and Diamond Cable Communications Limited ("Diamond"), the Company described a relationship through which Diamond and Triangle are charged for certain infrastructure and management support services from a subsidiary of the Company. A portion of these charges relate to the use by Diamond and Triangle of corporate assets owned by a subsidiary of the Company. For the first nine months of 2002 charges for the use of these assets amounted to approximately (pound)8.9 million in the case of Diamond and (pound)6.9 million in the case of Triangle. As part of Fresh Start reporting in accordance with AICPA Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code", which the Company will adopt upon the consummation of the Plan and the emergence from bankruptcy, the carrying value of certain of these assets may be reduced. As a result, and because these charges are currently based upon the depreciation expense related to these assets, the potential subsequent reduction in the related depreciation expense, could result in a reduction to the related charges attributed to Diamond and Triangle for the use of these assets.

         The Financial Projections have been prepared on the basis that the Company will continue as a going concern. As such, certain assumptions are inherent in the Financial Projections including the assumption that the Company can refinance certain of its principal repayment obligations related to its debt as they come due. Furthermore, it is likely that the provisions of the Company's proposed exit facility will require that the Company receive an unqualified opinion on its audited financial statements from its auditors, including as to its ability to remain a going concern, in its annual report on Form 10-K. Because this opinion will reflect the view of the Company's auditors, and not necessarily the opinion of the Company, there can be no assurance that the Company will receive an unqualified opinion and therefore, remain in compliance with its indentures.

         The Financial Projections provided have been prepared exclusively by the Company's management. These Financial Projections, while presented with numerical specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by management, may not be realized, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. No representations can be made as to the accuracy of these Financial Projections or to New NTL's ability to achieve the projected results. Some assumptions inevitably will not materialize. Furthermore, events and circumstances occurring subsequent to the date on which these Financial Projections were prepared may be different from those assumed or, alternatively, may have been unanticipated, and thus the occurrence of these events may affect financial results in a material and possibly adverse manner. The Financial Projections, therefore, may not be relied upon as a guaranty or other assurance of the actual results that will occur.